                                                                    EXHIBIT 10.1
                               SEVENTH AMENDMENT
                               -----------------
                                       TO
                                       --
                                CREDIT AGREEMENT
                                ----------------

     This Seventh Amendment to Credit Agreement (this "Amendment") is entered into effective as of the 31st day of December, 1997, by and between Bank of America Texas, N.A. (the "Bank") and Stevens International, Inc., formerly known as Stevens Graphics Corporation, a Delaware corporation (the "Borrower"), and PMC Liquidation, Inc. and Printing and Packaging Equipment Finance Corporation (individually a "Guarantor" and together, the "Guarantors").

     Borrower is the surviving corporation of the several mergers between Borrower, on the one hand, and each of Zerand-Bernal Group, Inc., a Delaware corporation, Hamilton-Stevens Group, Inc., a Delaware corporation, and Stevens Securities Systems International, Inc., a Delaware corporation. Each of the mergers is evidenced by the respective Certificate of Ownership and Merger, dated December 21, 1995, signed by the Borrower, and filed with the Office of the Secretary of State of the State of Delaware on December 22, 1995.

                                   REFERENCE:
                                   ----------

     Reference is made to the Credit Agreement dated as of May 16, 1995 by and between Bank and Borrower, as amended by the following (as amended, including all prior amendments described below, the "Credit Agreement"):

          (a) that certain First Amendment to Credit Agreement entered into effective as of August 15, 1995;

          (b) that certain Second Amendment to Credit Agreement entered into effective as of December 29, 1995;

          (c) that certain Third Amendment to Credit Agreement entered into effective as of May 13, 1996;

          (d) that certain Agreement and Fourth Amendment dated as December 31, 1996 (the "Forbearance Agreement");

          (e) that certain First Amendment to Agreement and Fourth Amendment to Credit Agreement dated as of February 28, 1997;

          (f) that certain Second Amendment to Agreement and Fourth Amendment to Credit Agreement dated as of March 17, 1997;

          (g) that certain Third Amendment to Agreement and Fourth Amendment to Credit Agreement dated as of May 1, 1997;


SEVENTH AMENDMENT - Page 1
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     (h) that certain Fourth Amendment to Agreement and Fourth Amendment to
Credit Agreement dated as of July 1, 1997 (the "Fourth Forbearance Amendment");

     (i) that certain Fifth Amendment to Credit Agreement dated as of July 31, 1997 (the "Fifth Amendment"); and

     (j) that certain Sixth Amendment to Credit Agreement dated as of August 28, 1997.

                       RECITALS AND AFFIRMATION OF FACTS:
                       ----------------------------------

     Bank and Borrower affirm the following facts:

          (a) During 1996, Borrower defaulted under its obligations under the Credit Agreement. As a result of such defaults, Borrower requested that Bank restructure its agreements with Borrower and reported to Bank that Borrower had decided to sell its Bernal Division to provide capital to reduce its outstanding debt if Borrower could obtain the agreement of the holders of the Subordinated Debt to a restructure of Borrower's obligations to such holders. Borrower also requested that Bank agree to forbear from the exercise of its rights and remedies under the Credit Agreement to allow Borrower time to restructure its debt with the holders of the Subordinated Debt; and Bank agreed to forbear for a limited period of time to allow Borrower to negotiate with the holders of the Subordinated Debt.

          (b) As of December 31, 1996, Bank and Borrower entered into the Forbearance Agreement detailing the terms and conditions of Bank's agreement to temporarily forbear from the pursuit of its rights and remedies. Borrower was unable to obtain the agreement of the holders of the Subordinated Debt to a restructure acceptable to Borrower during the Bank's agreed upon period of forbearance under the Forbearance Agreement and from time to time requested that Bank extend its forbearance period (as extended from time to time including through the term of the Fourth Forbearance Amendment, the "Forbearance Period") to allow Borrower time to continue its negotiations with the holders of the Subordinated Debt. Bank agreed to four extensions of the such Forbearance Period, but notified Borrower that Bank would not extend the Forbearance Period beyond July, 1997.

          (c) During the Forbearance Period, Borrower negotiated with the holders of the Subordinated Debt and proposed to the holders of the Subordinated Debt that Borrower sell among other assets one of its divisions and retire Borrower's debt to the Bank in full by December 31, 1997. After the holders of the Subordinated Debt agreed in principal with Borrower's proposal Borrower requested that Bank agree to restructure its agreements with Borrower in accordance with the proposals made to the holders of the Subordinated Debt. After continued negotiations among Bank, Borrower and the holders of the Subordinated Debt, Bank agreed to waive its then existing defaults and modified its agreements with Borrower in accordance with the Fifth Amendment. The Fifth Amendment and the documents executed in connection therewith are herein called the "Modification Documents."

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     (d) In early December, 1997, Borrower reported to Bank that it had reached an agreement in principal to sell one of its divisions, but requested (the "Early December Request") that rather than complying with the terms of the Modification Documents, Borrower be allowed to use the majority of the net proceeds of such sale to retire the Subordinated Debt rather than to retire the debt of Borrower to Bank. Bank would not agree to the use of its collateral to retire indebtedness to others in direct contradiction of the terms of the Modification Documents and the Credit Agreement. Borrower has now proposed that in lieu of the Early December Request (i) the proceeds of Bank's collateral, including without limitation all net proceeds of the sale of such division, be applied be applied to retire the debt of Borrower to Bank in accordance with the terms of the Credit Agreement and related loan documents, and (ii) that the maturity of Borrower's obligations to Bank be extended as set forth herein. Borrower acknowledges and agrees that Bank has no duty to agree to any modification of the existing agreements between Borrower and Bank.

          (E) BORROWER ACKNOWLEDGES, AGREES AND REPRESENTS AND WARRANTS TO BANK THAT DURING ALL NEGOTIATIONS WITH BANK, BORROWER HAS BEEN REPRESENTED BY COMPETENT LEGAL COUNSEL AND HAS CONSULTED WITH SUCH OTHER PROFESSIONALS AS IT HAS DEEMED PRUDENT WITH RESPECT TO ITS AGREEMENTS WITH BANK AND ALL MODIFICATIONS THERETO AND THAT BORROWER HAS MADE ITS DECISIONS BASED UPON ADVICE FROM ITS LEGAL COUNSEL AND OTHER PROFESSIONAL ADVISORS WITHOUT ANY ADVICE FROM BANK OR BANK'S REPRESENTATIVES OR COUNSEL. BORROWER FURTHER ACKNOWLEDGES, AGREES AND REPRESENTS AND WARRANTS TO BANK THAT WITHOUT ANY REQUIREMENT THEREFOR BY BANK, ALL DECISIONS TO SELL ANY OF BORROWER'S ASSETS WERE MADE SOLELY BY BORROWER BASED UPON ITS BUSINESS JUDGMENT AND UPON THE ADVICE OF LEGAL COUNSEL AND OTHER PROFESSIONALS AS BEING IN THE BEST INTERESTS OF BORROWER TO GIVE BORROWER THE GREATEST OPPORTUNITY TO RETURN TO A PROFITABLE OPERATION AND TO RETIRE ITS OBLIGATIONS TO ITS LENDERS AND OTHER CREDITORS.

          (f) Bank and Borrower have agreed that upon the terms and subject in all respects to the conditions set forth herein to again amend certain existing terms of the Credit Agreement.

                                  AGREEMENTS:
                                  -----------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1.  AMENDMENTS TO CREDIT AGREEMENT AND AGREEMENT TO PAY
            -------------------------------------------------------
                   APPRAISAL AND ENVIRONMENTAL AUDIT EXPENSES
                   ------------------------------------------

     1.1 The definition of the term Borrowing Base Advance Cap in Article 1 of the Credit Agreement is hereby restated in its entirety to read as follows:

          (a) The term "Borrowing Base Advance Cap" means at any time an amount equal to the lesser of:

SEVENTH AMENDMENT - Page 3
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          (1)  $11,500,000.00; or

          (2)  the sum of:

               (i)   80% of the amount of Eligible Accounts; plus

               (ii)  the lesser of:

                     (A)  $2,750,000.00, or

                     (B)  25% of the amount of Eligible Inventory; plus

               (iii) $7,837,000.00.

     1.2 The definition of the term "Note" in Article 1 of the Credit Agreement is amended to mean the Note as defined in the Fifth Amendment as further amended by that certain Second Note and Liens Modification Agreement of even date herewith (the "Note Modification Agreement").

     1.3. Section 2.1. of the Credit Agreement is hereby restated in its entirety to read as follows:

          (a) During the availability period described below, the Bank will provide the Revolving Line of Credit to the Borrower. The Borrower agrees that it will use the proceeds of each advance under the Revolving Line of Credit only for working capital purposes and for capital expenditures permitted by Section
9.4 of the Credit Agreement. The amount of the Revolving Line of Credit available for Letters of Credit and advances outstanding at any time including amounts paid under any Letter of Credit is an amount of up to the lesser of (i) $11,500,000.00 or (ii) the Borrowing Base Advance Cap (the "Commitment").

          (b) The Borrower agrees not to permit the outstanding principal balance of the Revolving Line of Credit plus the amount of all then outstanding Letters of Credit, including amounts drawn on letters of credit and not yet reimbursed, to exceed the lesser of (i) $11,500,000.00 or (ii) the Borrowing Base Advance Cap. If such amounts outstanding exceed the foregoing limitations, the Borrower will immediately pay the excess to the Bank upon the Bank's demand. The Bank may apply payments received from the Borrower under this Section to the obligations of the Borrower to the Bank in the order and the manner as the Bank, in its discretion, may determine.

     1.4 The term Expiration Date contained in Section 2.2 of the Credit Agreement, is amended to mean January 23, 1998.

     1.5 Article 3 of the Credit Agreement, Fees and Expenses, is hereby amended by the addition of the following provision:

SEVENTH AMENDMENT - Page 4
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          3.8  Additional Loan Restructure Fees:  Borrower agrees to pay Bank
$9,000.00 on January 20, 1998, as a loan restructuring and commitment fee for extending the Expiration Date beyond December 31, 1997.

     1.6 Section 9.2 of the Credit Agreement is hereby amended to correct a typographical error to provide that the Quick Ratio test is .25:1.00 rather than
 .025:1.00.

     1.7 Borrower agrees to promptly pay to Bank upon demand therefor all costs of Bank's obtaining appraisals of the collateral held by Bank to secure Borrower's obligations to Bank and all costs of an environmental audit of all real estate that is included in such collateral.

     1.8 Except as amended hereby, the Credit Agreement shall continue in full force and effect in accordance with its provisions.


                            2. CONDITIONS PRECEDENT
                            -----------------------

     The effectiveness of this Amendment is expressly conditioned upon delivery to Bank of each of the following, each document to be in form and content acceptable to Bank in its sole discretion:

     2.1 Corporate Documents. Appropriate corporate documentation, including without limitation resolutions of the Executive Committee of the Board of Directors of Borrower approving the execution, delivery and performance of (a) this Amendment and all documents executed in connection herewith, and (b) the Letter of Intent with respect to the sale of the above referenced division and the proposed sale pursuant thereto.

     2.2  Other Loan Documents.  The following loan documents:

          (a) Notice of Final Agreement. A fully executed Notice of Final Agreement in compliance with Section 26.02 of the Texas Business and Commerce Code.

          (b) Note Modification Agreement. A fully executed Note Modification Agreement.

          (c) Master Amendment to Security Documents. A fully executed Fifth Master Amendment to Security Documents.

     2.3 Legal Opinion. An opinion of legal counsel to Borrower and Guarantors.

     2.4 Amendment to Intercreditor Agreement. A fully executed Amendment to Intercreditor Agreement.

     2.5 Intercreditor Agreement With Paul Stevens. A fully executed copy of an Intercreditor Agreement with Paul Stevens and Borrower whereby Paul Stevens and the Borrower

SEVENTH AMENDMENT - Page 5
agree that no payments will be made upon any indebtedness of Borrower to Paul Stevens until January 28, 1998.

     2.6  Other Documentation.  Such other documents as the Bank may request.


                               3.  MISCELLANEOUS.

     3.1 Representations. Borrower represents and warrants that the execution, delivery and performance by Borrower of this Amendment and the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action and that this Amendment and the Credit Agreement as amended hereby are legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally, or by general principles of equity limiting the availability of certain remedies.

     3.2 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Bank agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms and that the amounts outstanding under the Revolving Line of Credit are obligations under the Credit Agreement and are secured by the Collateral described in Article 4 of the Credit Agreement .

     3.3 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

     3.4 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

     3.5 Definitions. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings given them in the Credit Agreement.

     3.6 WAIVER OF JURY TRIAL. BORROWER, EACH OF THE UNDERSIGNED GUARANTORS (THE "GUARANTORS") AND THE BANK EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. BORROWER, EACH OF THE GUARANTORS AND BANK EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A


SEVENTH AMENDMENT - Page 6

COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT, THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     3.7 RELEASES. BORROWER AND EACH GUARANTOR FULLY, COMPLETELY AND FOREVER RELEASE THE BANK AND ITS PRESENT AND FORMER AFFILIATES, SUBSIDIARIES, AGENTS, ATTORNEYS, APPRAISERS, CONSULTANTS, EMPLOYEES, OFFICERS, DIRECTORS, STOCKHOLDERS, SUCCESSORS AND ASSIGNS ("OTHER RELEASED PARTIES") FROM ANY DEMANDS, CLAIMS AND CAUSES OF ACTION EXISTING AS OF THE DATE HEREOF, WHETHER KNOWN OR UNKNOWN, WHETHER FOR KNOWN OR UNKNOWN DAMAGES OR ANY OTHER RELIEF, INCLUDING, BUT NOT LIMITED TO, DEMANDS, CLAIMS, CAUSES OF ACTION OR DAMAGES DIRECTLY OR INDIRECTLY RELATING TO OR BASED ON:

          (a) ANY AND ALL TRANSACTIONS RELATING TO THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS AS AMENDED FROM TIME TO TIME, INCLUDING, WITHOUT LIMITATION, ANY LOSS, EXPENSES AND/OR DETRIMENT OF ANY KIND OR CHARACTER GROWING OUT OF OR IN ANY WAY RESULTING FROM THE ACTS OR OMISSIONS OF BANK OR THE OTHER RELEASED PARTIES;

          (b) ANY LOSS, COST OR DAMAGE IN CONNECTION WITH ANY BREACH OF FIDUCIARY DUTY, FRAUD, BREACH OF A DUTY OF GOOD FAITH AND FAIR DEALING, BREACH OF CONFIDENCE, BREACH OF FUNDING COMMITMENT, IMPAIRMENT OF COLLATERAL, VIOLATIONS OF THE BANK TYING ACT (12 U.S.C. (S) 1971, ET SEQ.), UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTERESTS, NEGLIGENCE, BAD FAITH, MALPRACTICE, INTENTIONAL OR NEGLIGENT INFLICTION OF MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNANCE OR PROSPECTIVE BUSINESS ADVANTAGE, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, OR CONSPIRACY; AND

          (c) ANY OTHER CLAIM BASED ON CONTRACT, TORT, COMMON LAW, OR ANY RIGHT CREATED BY A STATUTE OR REGULATION PROMULGATED BY ANY GOVERNMENT AGENCY.

SEVENTH AMENDMENT - Page 7

     THE ABOVE LISTING OF DEMANDS, CLAIMS AND CAUSES OF ACTION RELEASED IS NOT EXCLUSIVE OR EXHAUSTIVE. IT IS THE EXPRESS INTENTION OF THE BORROWER AND GUARANTORS TO RELEASE AND FORGIVE THE BANK OF ALL DEMANDS, CLAIMS AND CAUSES OF ACTION FROM THE PAST AND HAVE A FRESH START FROM THIS DAY FORWARD. BORROWER AND EACH GUARANTOR, ON BEHALF OF THEMSELVES AND THEIR SUCCESSORS AND ASSIGNS, COVENANT AND AGREE NOT TO SUE, INSTITUTE, OR COOPERATE IN THE INSTITUTION, COMMENCEMENT, FILING, OR PROSECUTION OF ANY SUIT, ADMINISTRATIVE PROCEEDING, DEMAND, CLAIM OR CAUSE OF ACTION ARISING FROM ANY ASPECT OF THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENTS, AS AMENDED, WHETHER ASSERTED INDIVIDUALLY OR DERIVATIVELY OR IN ANY CAPACITY AGAINST BANK OR THE OTHER RELEASED PARTIES. FURTHERMORE, BORROWER AND EACH GUARANTOR REPRESENT AND WARRANT THAT THEY HAVE NOT ASSIGNED, AND WILL NOT HEREAFTER ASSIGN, ANY OF THEIR ALLEGED CLAIMS OR CAUSES OF ACTION, OF ANY KIND OR NATURE WHATSOEVER, AGAINST THE BANK OR THE OTHER RELEASED PARTIES TO ANY PERSON OR ENTITY, SO THAT NO OTHER PARTY IS IN A POSITION TO ASSERT ANY SUCH CLAIM OR CAUSE OF ACTION.

     3.8 Ratification of Security Documents. Borrower and each Guarantor agree that those certain security documents (as heretofore amended, the "Security Documents"), which are more fully described in Exhibit A attached to that certain Master Amendment to Security Documents, dated May 16, 1995, executed by Guarantors and Borrower in favor of the Bank, are in full force and effect as of the date hereof. Borrower and each Guarantor hereby ratify the rights, titles, liens and security interests under the Security Documents in favor of Bank.

     3.9 Successors and Assigns. This Amendment, the Credit Agreement and all documents executed in connection with or as security for the Credit Agreement (the "Security Documents") are binding on the Borrower's and the Bank's successors and assignees. The Borrower agrees that it may not assign this Amendment without the Bank's prior consent. The Bank may sell participations in or assign this Amendment, the Credit Agreement and the Security Documents, and may exchange financial information about the Borrower with actual or potential participants or assignees, provided that such potential participants and assignees agree to keep non-public information regarding Borrower confidential. If a participation is sold or the loan is assigned, the purchaser will have the right of set-off against the Borrower.

     3.10. Ratification of Guaranties. The Guarantors agree that that certain Business Loan Continuing Guaranty, dated May 16, 1995 (the "Guaranty"), executed by the Guarantors in favor of the Bank, shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the Guarantors enforceable against Guarantors in accordance with its terms. Furthermore, the Guarantors hereby agree and acknowledge that (a) the obligations, indebtedness and liabilities arising in connection with the Credit Agreement as amended by this Amendment constitute "Debt," as such term is defined in the Guaranty, (b) as of the date hereof, the Guaranty is not subject to any claims, defenses or offsets, (c) nothing contained in the Credit Agreement or this Amendment shall adversely affect any right or remedy of Bank under the Guaranty, and

SEVENTH AMENDMENT - Page 8

(d) the execution and delivery of this Amendment shall in no way reduce, impair or discharge any obligations of the Guarantors pursuant to the Guaranty.

     IN WITNESS WHEREOF, Borrower and Bank have caused this Amendment to be duly executed as of the day and year first above written.

BANK OF AMERICA TEXAS, N.A.         STEVENS INTERNATIONAL, INC.,
                                    formerly known as Stevens Graphics
                                    Corporation



By:                                 By:
   ------------------------            -------------------------
Name:                               Name:
     ----------------------              -----------------------
Title:                              Title:
      ---------------------               ----------------------

     Executed for the purposes of acknowledging and agreeing to the provisions of Sections 3.6, 3.7, 3.8, 3.9 and 3.10 hereof.

                                    GUARANTORS

                                    PMC LIQUIDATION, INC.,
                                    formerly known as Post Machinery
                                    Company, Inc.



                                    By:
                                       --------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                          -----------------------------


                                    PRINTING & PACKAGING EQUIPMENT
                                         FINANCE CORPORATION


                                    By:
                                       --------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                          -----------------------------

SEVENTH AMENDMENT - Page 9